UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 24, 2015

Nxt-ID, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-54960	46-0678374
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Nxt-ID, Inc.

288 Christian Street

Oxford, CT 06478

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (203) 266-2103

One Reservoir Corporate Centre

4 Research Drive, Suite 402

Shelton, CT 06484

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 1.01    Entry into a Material Definitive Agreement

Private Placement Offering

On April 24, 2015, Nxt-ID, Inc. (the “Company”) entered into a securities purchase agreement (the “Purchase Agreement”) with a group of accredited investors (the “Purchasers”) pursuant to which the Company sold to the Purchasers an aggregate of $1,575,000 principal amount of secured convertible notes (the “Convertible Notes”), a Class A Common Stock Purchase Warrant (the “Class A Warrant”) to purchase up to 468,749 shares of the Company’s common stock, $0.0001 par value per share (the “Common Stock”) and a Class B Common Stock Purchase Warrant (the “Class B Warrant,” and together with the Class A Warrant, the “Warrants”) to purchase up to 468,749 shares of the Company’s Common Stock. The Convertible Notes, the Warrants and the shares of Common Stock issued and issuable upon conversion of the Convertible Notes and upon exercise of the Warrants are collectively referred to herein as the “Securities.”

Convertible Notes

The Convertible Notes are senior secured obligations of the Company. The Convertible Notes are secured by certain personal property of the Company and its wholly-owned subsidiary, 3D-ID, LLC (“3D-ID”), pursuant to a Security Agreement (as defined below). Unless earlier converted or redeemed, the Convertible Notes will mature on April 25, 2016. The Convertible Notes bear interest at a rate of 6% per annum, subject to increase to the lesser of 15% per annum or the maximum rate permitted under applicable law upon the occurrence and continuance of certain events of default. The Convertible Notes are convertible at any time, in whole or in part, at the option of the holders into shares of Common Stock at a conversion price of $2.52 per share, which is subject to adjustment for stock dividends, stock splits, combinations or similar events.

Warrants

The Class A Warrant and Class B Warrant entitle the holders to purchase up to 468,749 and 468,749 shares of Common Stock, respectively. The Class A Warrant and Class B Warrant are exercisable beginning six (6) months after issuance through the fifth (5th) anniversary of such initial exercisability date. The Class A Warrant has an initial exercise price equal to $3.02 per share and the Class B Warrant has an initial exercise price equal to $5.00 per share, which exercise prices are subject to adjustment for stock dividends, stock splits, combinations or similar events.

Registration Rights Agreement

In connection with the sale of the Convertible Notes and Warrants, the Company entered into a registration rights agreement, dated April 24, 2015 (the “Registration Rights Agreement”), with the Purchasers, pursuant to which the Company agreed to register the shares of Common Stock underlying the Convertible Notes and Warrants on a Form S-3 registration statement (the “Registration Statement”) to be filed with the Securities and Exchange Commission within ten (10) business days after the date of the issuance of the Convertible Notes and Warrants (the “Filing Date”) and to cause the Registration Statement to be declared effective under the Securities Act of 1933, as amended (the “Securities Act”) within ninety (90) days following the Filing Date. If certain of its obligations under the Registration Rights Agreement are not met, the Company is required to pay partial liquidated damages to each Purchaser.

Security Agreement

In connection with the sale of the Convertible Notes and Warrants, the Company entered into a security agreement, dated April 24, 2015 (the “Security Agreement”), between the Company, 3D-ID and the collateral agent thereto. Pursuant to the Security Agreement, the Purchasers were granted a security interest in certain personal property of the Company and 3D-ID to secure the payment and performance of all obligations of the Company and 3D-ID under the Convertible Notes, Warrants, Purchase Agreement, Registration Rights Agreement and Security Agreement. In addition, in connection with the Security Agreement, 3D-ID executed a subsidiary guaranty, pursuant to which it agreed to guarantee and act as surety for payment of the Convertible Notes and other obligations of the Company under the Warrants, Purchase Agreement, Registration Rights Agreement and Security Agreement.

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The foregoing descriptions of the terms of the Purchase Agreement, the Convertible Notes, the Class A Warrant, the Class B Warrant, the Registration Rights Agreement and the Security Agreement are qualified in their entirety by reference to the provisions of the documents filed as Exhibits 10.1, 4.1, 4.2, 4.3, 10.2 and 10.3, respectively, to this Current Report on Form 8-K (this “Report”), which are incorporated by reference herein.

Item 3.02     Unregistered Sales of Equity Securities

Reference is made to the disclosure set forth under Item 1.01 of this Report, which disclosure is incorporated herein by reference.

The sale and the issuance of the Securities were offered and sold in reliance upon exemptions from registration pursuant to Section 4(a)(2) of the Securities Act and Rule 506 of Regulation D promulgated under the Securities Act (“Regulation D”).  We made this determination based on the representations of each Purchaser which included, in pertinent part, that each such Purchaser was (a) an “accredited investor” within the meaning of Rule 501 of Regulation D or (b) a “qualified institutional buyer” within the meaning of Rule 144A under the Securities Act and upon such further representations from each Purchaser that (i) such Purchaser is acquiring the Securities for its own account for investment and not for the account of any other person and not with a view to or for distribution or resale in connection with any distribution within the meaning of the Securities Act, (ii) the Purchaser agrees not to sell or otherwise transfer the Securities unless they are registered under the Securities Act and any applicable state securities laws, or an exemption or exemptions from such registration are available, (iii) the Purchaser has knowledge and experience in financial and business matters such that it is capable of evaluating the merits and risks of an investment in the Securities, (iv) the Purchaser had access to all of our documents, records, and books pertaining to the investment and was provided the opportunity to ask questions and receive answers regarding the terms and conditions of the offering and to obtain any additional information which we possessed or were able to acquire without unreasonable effort and expense, and (v) the Purchaser is able to bear the economic risk of an investment in the Securities and could afford the complete loss of such investment. In addition, there was no general solicitation or advertising for the Securities issued in reliance upon Regulation D.

Item 9.01     Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
4.1	Form of Convertible Note

4.2	Form of Class A Common Stock Purchase Warrant

4.3	Form of Class B Common Stock Purchase Warrant

10.1	Form of Securities Purchase Agreement

10.2	Form of Registration Rights Agreement

10.3	Form of Security Agreement

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 24, 2015	NXT-ID, INC.

	By:	/s/ Gino M. Pereira
Name: Gino M. Pereira Title: Chief Executive Officer

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